Exhibit 10.1

GAMES REVENUE SHARE AND STOCK REPURCHASE AGREEMENT

This Games Revenue Share and Stock Repurchase Agreement (this “Agreement”) is made as of December 28, 2018 by and among TapGames, a Pakistani Registered Firm as Partnership, of 14 D , L Block Gulberg 3 Lahore, Pakistan (hereinafter “TapGames” which expression shall be deemed to include successors in interest, legal heirs and assigns), Khurram Samad an individual who may receive Notice care of GeniTeam, House #14D, Block L, Main Ferozepur Road, Gulberg III, Lahore, Pakistan, Rizwan Yousuf an individual who may receive Notice care of GeniTeam, House #14D, Block L, Main Ferozepur Road, Gulberg III, Lahore, Pakistan, Tapinator, Inc., an American corporation duly registered and incorporated in the State of Delaware, having its office address at 110 West 40th St., Suite 1902 New York, NY, 10018 USA (hereinafter “Tapinator” which expression shall be deemed to include affiliates, successors in interest and permitted assigns) and Tap2Play, LLC, an American limited liability company duly registered in the State of Colorado and a wholly-owned subsidiary of Tapinator, having its office address at 110 West 40th St., Suite 1902 New York, NY, 10018 USA (hereinafter “Tap2Play” which expression shall be deemed to include affiliates, successors in interest and permitted assigns).

(The parties hereto may be referred to as “Party” individually or “Parties” jointly)

BACKGROUND

WHEREAS TapGames is a business entity representing the interests of Khurram Samad, GenITeam and others, managed by Rizwan Yousuf, with Khurram Samad and Umer Khan being the main investors in TapGames.

AND WHEREAS Khurram Samad is also a shareholder in Tapinator and currently owns 15,292,891 common shares.

AND WHEREAS Tapinator is in the business of developing and publishing mobile games; and

AND WHEREAS Tapinator desires to transfer certain economic benefits with respect to Tapinator’s Rapid Launch Games identified on Annex A hereto (the “Subject Games”) to TapGames in exchange for the repurchase of 7,646,446 common shares (the “Repurchased Shares”) held by Khurram Samad pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

AGREEMENT

I.	DEFINITIONS

In this Agreement, the following expressions have the following meanings (except where the context requires otherwise):

a.

“Confidential Information” shall mean all information relating to the business of TapGames or Tapinator, including without limitation, unreleased information regarding the Subject Games, the Subject Games’ source code and technologies relating thereto or embodied therein, the identity of their arrangements with any person or entity, manufacturing sources, financial information of either Party, including pricing and cost information, the Subject Games or plans for the Subject Games, and marketing plans, materials and other information directly related to or incidental to the Subject Games. Confidential Information shall not include any information which: (i) is or becomes generally known to the public by any means other than a breach of the obligations of the receiving party; (ii) was previously known to the receiving party or rightly received by the receiving party from a third party; (iii) is independently developed by the receiving party; or (iv) is subject to disclosure under court order or other lawful process. For purposes of clarity, Confidential Information does not include press releases or other promotional and/or marketing distributions made by either party relating to the Subject Games, provided that such documents do not contain information that would otherwise be Confidential Information.

b.

“Intellectual Properties” or “ Intellectual Property Rights” shall mean any and all (by whatever name or term known or designated) tangible and intangible and now known or hereafter existing: (a) rights associated with works of authorship anywhere in the world, including, but not limited to, copyrights (including without limitation, the sole and exclusive right to prepare derivative works of the copyrighted work and to copy, manufacture, reproduce, distribute copies of, modify, perform and display the copyrighted work and all derivative works thereof), moral rights (including without limitation any right to identification of authorship and any limitation on any subsequent modification) and mask-works; (b) rights in and relating to the protection of trademarks, service marks, trade names, goodwill, rights of publicity, merchandising rights, advertising rights and similar rights; (c) rights in and relating to the protection of trade secrets and confidential information; (d) source code, patents, designs, algorithms and other industrial property rights and rights associated therewith; (e) other intellectual and industrial property and proprietary rights (of every kind and nature anywhere in the world throughout the universe and however designated) relating to intangible property that are analogous to any of the foregoing rights (including without limitation logos, rental rights and rights to remuneration), whether arising by operation of law, contract, license or otherwise; (f) registrations, applications, renewals, extensions, continuations, divisions or reissues thereof now or hereafter in force throughout the world (including without limitation rights in any of the foregoing); and (g) rights in and relating to the sole and exclusive possession, ownership and use of any of the foregoing throughout the world, including without limitation, the right to license and sublicense, assign, pledge, mortgage, sell, transfer, convey, grant, gift over, divide, partition and use (or not use) in any way any of the foregoing now or hereafter (including without limitation any claims and causes of action of any kind with respect to, and any other rights relating to the enforcement of, any of the foregoing).

II.	TERM

The Agreement shall be deemed to be effective as of January 1, 2019 (the “Effective Date”) and shall remain in force unless terminated as provided herein below or otherwise modified or renewed by the Parties hereto.

III.	SUBJECT GAMES, REVENUE SPLIT AND COSTS

a.

Upon the execution of this Agreement, Tapinator shall transfer the Subject Games on Annex A hereto to the Google Play and iOS developer accounts maintained by Tap2Play. The Subject Games identified as “Amazon Games” on Annex A hereto shall remain in the current Tapinator Amazon developer account; provided, however, subsequent to the Effective Date, Tapinator may in its sole discretion elect to transfer the “Amazon Games” to the Amazon developer account maintained by Tap2Play.

b.	During the term of this Agreement, all revenue net of any and all third-party platform fees derived from the Subject Games will be shared as follows:

i.	TapGames: 60 percent

ii.	Tapinator: 40 percent

c.

For the purposes of the revenue calculation set forth in Section III.b. above, revenue shall include all revenue derived from the Subject Games which results from the Subject Games being published on other platforms, including but not limited to, Facebook Instant Games or Google Instant Games.

d.	The Subject Games shall include any and all updates to the Subject Games made by TapGames subsequent to the Effective Date.

e.

As of the Effective Date, Tapinator shall not be responsible for any updates relating to the Subject Games or any other maintenance expenses whatsoever relating to the Subject Games, including but not limited to any advertising or marketing expenses relating to the Subject Games. In the event Tapinator does incur any expenses of the type set forth in the preceding sentence, Tapinator shall be entitled to reduce all such expenses from any amounts Tapinator owes to TapGames pursuant to the Section III.b. above.

f.

As of the Effective Date, TapGames shall agree to commit up funds as it sees fit for updates and maintenance expenses relating to the Subject Games, including advertising or marketing expenses relating to the Subject Games.

g.	The Parties shall provide each other with viewable access to online administrative panels associated with the revenue monetization of the Subject Games.

h.

Tapinator shall keep all of its accounting and banking records with respect to its obligations under this Agreement for no less than three years for the date of a specific payment obligation under this Agreement.

IV.	REPURCHASE OF THE REPURCHASED SHARES

a.

As of the Effective Date and in consideration of the transfer of the Subject Games described in Section 3 above, Khurram Samad hereby agrees to sell, assign and transfer to Tapinator, and Tapinator hereby agrees to repurchase from Khurram Samad, all of Khurram Samad’s right, title and interest in and to the Repurchased Shares. Khurram Samad acknowledges and agrees that he individually will receive a material benefit from the terms and conditions of this Agreement as a result of his ownership in TapGames. Tapinator and Khurram Samad agree that, as of the Effective Date, all of the Repurchased Shares will be deemed cancelled in full and of no further force or effect. Khurram Samad agrees to return the original stock certificate representing the Repurchased Shares to Tapinator’s transfer agent upon the execution of this Agreement with written instructions reasonable satisfactory to Tapinator to cancel the original stock certificate in the amount representing the Repurchased Shares as of the Effective Date. Tapinator shall cause its transfer agent to issue a new original stock certificate in the name of Khurram Samad for the amount of 7,646,445 common shares and deliver such original stock certificate to Khurram Samad within ten days of the Effective Date. As of the Effective Date, the Repurchased Shares shall cease to be outstanding for any and all purposes, and Khurram Samad shall no longer have any rights whatsoever as a holder of the Repurchased Shares, including any rights that he may have had under Tapinator’s Certificate of Incorporation (as amended), Bylaws, or otherwise.

b.

As of the Effective Date, the Repurchased Shares shall cease to be outstanding for any and all purposes, and Khurram Samad shall no longer have any rights whatsoever as a holder of the Repurchased Shares, including any rights that he may have had under Tapinator’s Certificate of Incorporation (as amended), Bylaws, or otherwise.

c.

Khurram Samad has good and marketable right, title and interest (legal and beneficial) in and to all of the Repurchased Shares, free and clear of all liens, pledges, security interests, charges, claims, equity or encumbrances of any kind. Upon paying for the Repurchased Shares in accordance with this Agreement, Tapinator will acquire good and marketable title to the Repurchased Shares, free and clear of all liens, pledges, security interests, charges, claims, equity or encumbrances of any kind.

d.

Khurram Samad has all necessary power and authority to execute, deliver and perform Khurram Samad’s obligations under this Agreement and all agreements, instruments and documents contemplated hereby and to sell and deliver the Repurchased Shares being sold hereunder, and this Agreement constitutes a valid and binding obligation of Khurram Samad.

e.

The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach by Khurram Samad of, or constitute a default by Khurram Samad under, any agreement, instrument, decree, judgment or order to which Khurram Samad is a party or by which Khurram Samad may be bound.

f.

By reason of Khurram Samad’s business or financial experience or the business or financial experience of Khurram Samad’s professional advisers who are unaffiliated with Tapinator and who are not compensated by Tapinator, Khurram Samad has the capacity to protect Khurram Samad’s own interests in connection with the sale of the Repurchased Shares to Tapinator. Khurram Samad is capable of evaluating the potential risks and benefits of the sale hereunder of the Repurchased Shares.

g.

Khurram Samad has received all of the information that Khurram Samad considers necessary or appropriate for deciding whether to sell the Repurchased Shares hereunder and perform the other transactions contemplated hereby. Khurram Samad further represents that Khurram Samad has had an opportunity to review all publicly available information regarding the business, properties, prospects and financial condition of Tapinator.

h.

Khurram Samad acknowledges that Khurram Samad will have no future participation in any of Tapinator’s gains, losses, profits, dividends or distributions with respect to the Repurchased Shares. If the Repurchased Shares increase in value by any means, Khurram Samad acknowledges that Khurram Samad is voluntarily forfeiting and waiving any opportunity to share in any resulting increase in value from the Repurchased Shares.

i.

Khurram Samad has had an opportunity to review with Khurram Samad’s tax advisers the federal, state, local and foreign tax consequences of the Repurchase and the transactions contemplated by this Agreement. Khurram Samad is relying solely on such advisers and not on any statements or representations of Tapinator or any of its agents. Khurram Samad understands that Khurram Samad (and not Tapinator) shall be responsible for Khurram Samad’s tax liability and any related interest and penalties that may arise as a result of the transactions contemplated by this Agreement.

V.	METHOD OF PAYMENT

a.

Any and all payments under this Agreement by Tapinator shall be made in US Dollars, by wire transfer to the account designated by TapGames or in such other method as may be mutually agreed between the Parties. Each Party shall be solely responsible for any and all foreign or United States taxes, Social Security contributions or payments, disability insurance, unemployment taxes, and other payroll type taxes applicable to such compensation, if any, which are required to be paid under this Agreement.

b.

Any invoice submitted to Tapinator by TapGames and approved by Tapinator has to be cleared within the time period of fifteen (15) days from receipt by Tapinator of the cash corresponding to the revenue underlying such revenue. In the event payment is delayed by Tapinator for more than thirty days (30) days under this Agreement, Tapinator shall pay the delay interest of 1.0 percent per month on such delayed amount for each day of delay until the full payment is made.

VI.	INTELLECTUAL PROPERTY

a.	The Intellectual Property Rights for the Subject Games shall remain vested exclusively with Tapinator, which TapGames will use under exclusive licenses through the Agreement

b.	The Subject Games may be modified by TapGames at its sole expense to incorporate current or future available technologies without the formal written consent of Tapinator.

VII.	DISPUTE RESOLUTION

a.

Any dispute, controversy or claim arising out of or relating in any way to the Agreement or Previous Agreements including without limitation any dispute concerning the construction, validity, interpretation, enforceability or breach of the Agreement, shall be exclusively resolved by binding arbitration upon a Party’s submission of the dispute to arbitration. In the event of a dispute, controversy or claim arising out of or relating in any way to Agreement, the complaining Party shall notify the other Party in writing thereof. Within thirty (30) days of such notice, the representatives of both Parties shall meet at an agreed location to attempt to resolve the dispute in good faith. Should the dispute not be resolved within thirty (30) days after such notice, the complaining Party shall seek remedies exclusively through arbitration.

For purposes of clarity and except as specifically modified by the terms of this Agreement, this Article VII in no way governs any dispute, controversy, or claim arising out of or relating in any way (whether existing in the past, currently, or in the future) to Khurram Samad’s equity interest in and/or officer positions held with Tapinator and/or any of its subsidiaries, including but not limited to claims arising out of the Securities Exchange Agreement dated June 16, 2014 between Tapinator LLC, The members of Tapinator LLC including Khurram Samad, and Tapinator, Inc. or Article IV of this Agreement (collectively, the “Excluded Claims”). Any such Excluded Claims shall be governed by the Delaware Rapid Arbitration Act, Title 10, Chapter 58 of the Delaware Code.

b.

Any dispute arising out of or in connection with this contract, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the London Court of International Arbitration (“LCIA”) Rules, which Rules are deemed to be incorporated by reference into this clause.

i.	The number of arbitrators shall be one.

ii.	The seat, or legal place, of arbitration shall be London, United Kingdom.

iii.	The language to be used in the arbitral proceedings shall be English.

iv.	The governing law of the contract shall be the substantive law of England and Wales without regard to its conflict of laws principles.

VIII.	CONFIDENTIALITY

Subject to Section XII.c. below, neither party shall disclose to any third party the business of the other party to this Agreement, details regarding the Subject Games, including, without limitation any information regarding the Subject Games’ source code, the specifications, or any other Confidential Information, (ii) make copies of any Confidential Information or any content based on the concepts contained within the Confidential Information for personal use or for distribution unless requested to do so by the party providing the Confidential Information, or (iii) use Confidential Information other than solely for the legitimate benefit under this Agreement.

IX.	LIMITATION OF LIABILITY

a.

The Subject Games are transferred by Tapinator as is. Tapinator shall not be liable for any general, special, incidental or consequential damages including, but not limited to, loss of production, loss of profits, loss of revenues, loss of data, or any other business or economic disadvantage suffered by TapGames; provided, however, this limitation will not apply in the event there exists any gross negligence or intentional misconduct by Tapinator with respect to any of its actions under this Agreement.

b.

Tapinator makes no warranty expressed or implied regarding the fitness of the Subject Games for a particular purpose or that the Subject Games will be suitable or appropriate for the specific requirements of Tapinator. Tapinator does not warrant that use of the Subject Games will be uninterrupted or error-free. TapGames accepts that games in general are prone to bugs and flaws within an acceptable level as determined in the industry.

X.	TERMINATION

a.

Either Party may terminate this Agreement in its entirety upon a material breach by the other party of any term, condition, covenant, representation or warranty set forth in this Agreement that remains uncured sixty (60) days after receipt of written notice thereof.

b.	The termination envisaged hereunder shall have no effect on any other agreements between the Parties.

XI.	NO MODIFICATION UNLESS IN WRITING. No modification of this Agreement shall be valid unless in writing and agreed upon by both Parties.

XII.	MISCELLANEOUS

a.

Costs and Lawyers’ Fees. In the event that any party institutes any legal suit, action, or proceeding including arbitration, against the other party to enforce the covenants contained in this Agreement or obtain any other remedy in respect of any breach of this Agreement arising out of or relating to this Agreement, the prevailing party in the suit, action or proceeding shall be entitled to receive, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, action, or proceeding, including actual lawyers’ fees and expenses and court costs.

b.

Further Assurances. Each of the parties hereto shall, and shall cause their respective affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated hereby.

c.

Public Announcements. Unless otherwise required by applicable law, governing regulatory body, or stock exchange requirements (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned, or delayed), and the parties shall cooperate as to the timing and contents of any such announcement; provided, however, (i) the parties shall have the rights to promote the Subject Games as contemplated in the definition of Confidential Information and (ii) Tapinator shall within four trading days immediately following the execution of this Agreement file a Current Report on Form 8-K with the Securities and Exchange Commission and may issue a press release disclosing the material terms of the transactions contemplated under this Agreement.

d.

Notices (Short-Form). All notices, requests, consents, claims, demands, waivers, and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this Section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or email (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage pre-paid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this Section.

e.

Relationship of Parties. In the performance of this Agreement, each party is acting independently and is not an agent or representative of the other party. Neither party has any authority to transact any business in the name of or on account of the other party or otherwise obligate the other party in any manner. This Agreement does not constitute a partnership, agency, joint marketing effort, co-marketing effort, teaming arrangement or joint venture.

f.

Interpretation: For purposes of this Agreement, (a) the words “include,” “includes,” and “including” are deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (d) to sections, schedules, annexes and exhibits mean the sections of, and schedules and exhibits attached to, this Agreement; (e) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (f) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated there under. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The schedules and exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

g.	Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement

h.

Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

i.

Entire Agreement. This Agreement together with any other documents incorporated herein by reference and all related annexures exhibits and schedules, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement, and the Previous Agreements and the related annexures exhibits and schedules (other than an exception expressly set forth as such in the schedules), the statements in the body of this Agreement shall control (except as other provided in this Agreement).

j.

No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement, unless otherwise specified in this Agreement; provided, however, that in the case of a sale of substantially all of Tapinator’s assets, merger, change of control or other corporate reorganization of Tapinator, Tapinator shall have the right to transfer the license to the Subject Games and this Agreement to the acquirer without the consent, written or otherwise, of TapGames.

k.

Cumulative Remedies. The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise, except to the extent expressly provided in this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Games Revenue Share and Stock Repurchase Agreement to be duly executed as of the day and year first written above.

/s/ Rizwan Yousu__________________

Rizwan Yousuf, on behalf of TapGames

/s/ Khurram Samad________________

Khurram Samad, individually

/s/ Ilya Nikolayev___________________

Ilya Nikolayev, on behalf of Tap2Play

/s/ Ilya Nikolayev__________________ Ilya Nikolayev, on behalf of Tapinator /s/ Rizwan Yousuf_________________ Rizwan Yousuf, individually

ANNEX A
SUBJECT GAMES*

TAPM Game #	iOS Title	Google Play Title	Amazon Title
AA	Angry Anaconda	Angry Anaconda	Angry Anaconda
AC	Angry Cheetah Simulator 3D	Angry Cheetah Simulator 3D	Angry Cheetah Simulator 3D
AD	Amazing Mini Driver 3D	Amazing Mini Driver 3D	Amazing Mini Driver 3D
AE	Angry Elephant Attack	Angry Elephant Attack	Angry Elephant Attack
AG	Angry Tiger Revenge 2016	Angry Tiger Revenge 2016	Angry Tiger Revenge 2016
AL	Angry Bull 2016	Angry Bull 2016	Angry Bull 2016
AM	Ambulance Rescue	Ambulance Rescue	Ambulance Doctor
AO	Airport Police Dog Duty Sim	Airport Police Dog Duty Sim	Airport Police Dog Duty Sim
AK	Angry Shark Revenge	Angry Shark Revenge	Angry Shark Revenge
AS	Angry Shark	Angry Shark	Angry Shark
AU	Angry Buffalo Attack 3D	Angry Buffalo Attack 3D	Angry Buffalo Attack 3D
AW	Angry Wolf Simulator	Angry Wolf Simulator	Angry Wolf Simulator
BC	Beach Bike Stunts 2016	Beach Bike Stunts 2016	Beach Bike Stunts 2016
BE	Angry Bear Attack	Angry Bear Attack	Angry Bear Attack
BG	Angry Bull Revenge	Angry Bull Revenge	Angry Bull Revenge
BH	Bus Driver 3D : Hill Station	Bus Driver 3D : Hill Station	Bus Driver 3D : Hill Station
BI	Beasts of Ice Age	Beasts of Ice Age	Beasts of Ice Age
BK	Bike Racing Stunts	Bike Racing Stunts	Bike Racing Stunts
BL	Angry Bull	Angry Bull	Angry Bull Simulator
BM	City Bus Driving Mania 3D	City Bus Driving Mania 3D	City Bus Driving Mania 3D
BR	Bike Ride and Park	Bike Ride and Park	Bike Ride and Park
BV	Bear Revenge	Bear Revenge	Bear Revenge
BO	Border Police Adventure Sim 3D	Border Police Adventure Sim 3D	Border Police Adventure Sim 3D
HF	Hill Farmer Sim 3D	Hill Farmer Sim 3D	Hill Farmer Sim 3D
RD	RoofTop Demolition Derby 3D	RoofTop Demolition Derby 3D	RoofTop Demolition Derby 3D
CA	Crocodile Attack 2016 / 2017	Crocodile Attack 2016 / 2017	Crocodile Attack 2016 / 2017
CB	Crazy Biker	Crazy Biker	Crazy Biker
CE	Angry Cecil: A Lion's Revenge	Angry Cecil: A Lion's Revenge	Angry Cecil: A Lion's Revenge
CF	Cat Frenzy	Cat Frenzy	Cat Frenzy
CG	Crazy Goat in Town	Crazy Goat in Town	Crazy Goat in Town
CK	City Biker 3D	City Biker 3D	City Biker 3D
CD	Cop Duty	Cop Duty	Cop Duty
CJ	Crazy Car Roof Jumping	Crazy Car Roof Jumping	Crazy Car Roof Jumping
CL	City Bike Driving 3D	City Bike Driving 3D	City Bike Driving 3D
CM	Crazy Cat vs. Mouse	Crazy Cat vs. Mouse	Crazy Cat vs. Mouse
CN	Crazy Rhino Attack 3D	Crazy Rhino Attack 3D	Crazy Rhino Attack 3D
CO	Construction Trucker	Construction Trucker	Construction Trucker
CR	Crocodile Simulator 3D	Crocodile Simulator 3D	Crocodile Simulator 3D
CS	Crazy Shark 3D Simulator	Crazy Shark 3D Simulator	Crazy Shark 3D Simulator
CT	Crime Town Police Car Driver	Crime Town Police Car Driver	Crime Town Police Car Driver
CV	Car Stunt Race Driver 3D	Car Stunt Race Driver 3D	Car Stunt Race Driver 3D
CW	Crocodile Swamp Simulator	Crocodile Swamp Simulator	Crocodile Swamp Simulator
CX	Christmas Taxi Duty	Christmas Taxi Duty	Christmas Taxi Duty
CY	City Car Stunts 3D	City Car Stunts 3D	City Car Stunts 3D
BY	Buggy Stunts 3D: Beach Mania	Buggy Stunts 3D: Beach Mania	Buggy Stunts 3D: Beach Mania
CU	Cute Mermaid Simulator 3D	Cute Mermaid Simulator 3D	Cute Mermaid Simulator 3D
DD	Demolition Derby: School Bus	Demolition Derby: School Bus	Demolition Derby: School Bus
DF	Dragon Flight Simulator	Dragon Flight Simulator	Dragon Flight Simulator
DI	Dino City Rampage 3D	Dino City Rampage 3D	Dino City Rampage 3D
DR	Dinosaur Revenge	Dinosaur Revenge	Dinosaur Revenge
EB	Extreme Bike Stunts	Extreme Bike Stunts	Extreme Bike Stunts
EC	Extreme Car Stunts	Extreme Car Stunts	Extreme Car Stunts
EH	Extreme Hill Driving 3D	Extreme Hill Driving 3D	Extreme Hill Driving 3D
EQ	Extreme Quad Bike Stunts 2015	Extreme Quad Bike Stunts 2015	Extreme Quad Bike Stunts 2015
F6	Furious Car Driver 2016	Furious Car Driver 2016	Furious Car Driver 2016
FA	Farm Tractor	Farm Tractor	Farm Tractor
FE	Fire Truck Emergency Rescue	Fire Truck Emergency Rescue	Fire Truck Emergency Rescue
FC	Firefighter 3D: The City Hero	Firefighter 3D: The City Hero	Firefighter 3D: The City Hero
FL	Fork Lift Crash Madness	Fork Lift Crash Madness	Fork Lift Crash Madness
FU	Furious Car Driver 3D	Furious Car Driver 3D	Furious Car Driver 3D
CZ	Crazy Offroad Hill Biker 3D	Crazy Offroad Hill Biker 3D	Crazy Offroad Hill Biker 3D
GA	Garbage Truck	Garbage Truck	Garbage Truck
GC	Gangster of Crime Town	Gangster of Crime Town	Gangster of Crime Town
GO	Golf Cart Simulator	Golf Cart Simulator	Golf Cart Simulator
C2	Cop Simulator 3D	Cop Simulator 3D	Cop Simulator 3D
C3	Car Wars 3D: Demolition Mania	Car Wars 3D: Demolition Mania	Car Wars 3D: Demolition Mania
C4	Cute Cat Adventure 2016	Cute Cat Adventure 2016	Cute Cat Adventure 2016
HB	Honey Badger Simulator	Honey Badger Simulator	Honey Badger Simulator
HC	4x4 Hill Driver 3D Free	4x4 Hill Driver 3D Free	4x4 Hill Driver 3D Free

HD	Highway Car Escape Drive	Highway Car Escape Drive	Highway Car Escape Drive
HE	Helicopter Landing	Helicopter Landing	Helicopter Landing
HI	Highway Bike Escape 2016	Highway Bike Escape 2016	Highway Bike Escape 2016
HO	Horse Jump Simulator	Horse Jump Simulator	Horse Jump Simulator
HQ	Horse Derby Quest 2016	Horse Derby Quest 2016	Horse Derby Quest 2016
HR	Hoverboard Rider 3D:Santa XMas	Hoverboard Rider 3D:Santa XMas	Hoverboard Rider 3D:Santa XMas
HV	Hoverboard Stunts Hero 2016	Hoverboard Stunts Hero 2016	Hoverboard Stunts Hero 2016
HS	Heroes of SWAT	Heroes of SWAT	Heroes of SWAT
JD	Jungle Dino Hunting 3D	Jungle Dino Hunting 3D	Jungle Dino Hunting 3D
JE	Extreme 4x4 Jeep Driving	Extreme 4x4 Jeep Driving	Extreme 4x4 Jeep Driving
KW	Killer Whale Beach Attack 3D	Killer Whale Beach Attack 3D	Killer Whale Beach Attack 3D
KD	Komodo Dragon Rampage 2016	Komodo Dragon Rampage 2016	Komodo Dragon Rampage 2016
LA	Angry Lion Attack 3D	Angry Lion Attack 3D	Angry Lion Attack 3D
LC	Limo City Driver	Limo City Driver	Limo City Driver
LD	Life of Dino	Life of Dino	Life of Dino
LI	Lion Hunting Safari	Lion Hunting Safari	Lion Hunting Safari
LO	Loader 3D	Loader 3D	Loader 3D
LW	Life of Wild Fox	Life of Wild Fox	Life of Wild Fox
LZ	Lion vs. Zombies	Lion vs. Zombies	Lion vs. Zombies
MB	Modern Bus Driver	Modern Bus Driver	Modern Bus Driver
MA	Multi-storey Car Parking 3D	Multi-storey Car Parking 3D	Multi-storey Car Parking 3D
MC	Modern Car Driver 3D	Modern Car Driver 3D	Modern Car Driver 3D
MG	Adventures of Mountain Goat	Adventures of Mountain Goat	Adventures of Mountain Goat
MI	Amazing Mini Driver 3D	Amazing Mini Driver 3D	Amazing Mini Driver 3D
MK	Modern Trucker	Modern Trucker	Modern Trucker
ML	Mountain Lion Rampage 3D	Mountain Lion Rampage 3D	Mountain Lion Rampage 3D
MS	Modern Driving School	Modern Driving School	Modern Driving School
ME	Monster Truck Speed Stunts	Monster Truck Speed Stunts	Monster Truck Speed Stunts
MT	Monster Truck Stunts 3D	Monster Truck Stunts 3D	Monster Truck Stunts 3D
MV	Modern Truck Driving 3D	Modern Truck Driving 3D	Modern Truck Driving 3D
MX	Modern Taxi	Modern Taxi	Modern Taxi
NB	Navy Battleship	Navy Battleship	Navy Battleship
OD	Offroad Driving Adventure 2016	Offroad Driving Adventure 2016	Offroad Driving Adventure 2016
OF	Offroad Stunt Bike	Offroad Stunt Bike	Offroad Stunt Bike
OT	Oil Transport Truck 2016	Oil Transport Truck 2016	Oil Transport Truck 2016
PA	Police Arrest	Police Arrest	Police Arrest
PB	Party Bus Driver	Party Bus Driver	Party Bus Driver
PD	Pet Dog: World Best Doggy	Pet Dog: World Best Doggy	Pet Dog: World Best Doggy
PE	Police Chase Adventure sim 3D	Police Chase Adventure sim 3D	Police Chase Adventure sim 3D
PU	Pro Gun Shooter 2016	Pro Gun Shooter 2016	Pro Gun Shooter 2016
GZ	Goat-Z in Zombie City	Goat-Z in Zombie City	Goat-Z in Zombie City
PO	Drive+Chase: Police Car	Drive+Chase: Police Car	Drive+Chase: Police Car
HA	Halloween Party Bus Driver 3D	Halloween Party Bus Driver 3D	Halloween Party Bus Driver 3D
RE	City Car Real Drive 3D	City Car Real Drive 3D	City Car Real Drive 3D
RB	Robber Escape Police 3D	Robber Escape Police 3D	Robber Escape Police 3D
PG	Police Dog Simulator 3D	Police Dog Simulator 3D	Police Dog Simulator 3D
RA	Rage of Lion	Rage of Lion	Rage of Lion
RP	Revenge Of Black Panther 2016	Revenge Of Black Panther 2016	Revenge Of Black Panther 2016
RV	Racing Driver 2016	Racing Driver 2016	Racing Driver 2016
RT	Road Truck Parking Madness	Road Truck Parking Madness	Road Truck Parking Madness
SA	Adventures of Sabertooth Tiger	Adventures of Sabertooth Tiger	Adventures of Sabertooth Tiger
SD	Santa Christmas Gift Delivery	Santa Christmas Gift Delivery	Santa Christmas Gift Delivery
SE	Speed Car Escape	Speed Car Escape	Speed Car Escape
SH	Police Force Smash	Police Force Smash	Police Force Smash
SN	Snow Cargo Jet Landing	Snow Cargo Jet Landing	Snow Cargo Jet Landing
SP	Space Moon Rover	Space Moon Rover	Space Moon Rover
SR	School Bus Driver 3D Simulator	School Bus Driver 3D Simulator	School Bus Driver 3D Simulator
ST	Speed Car Stunts	Speed Car Stunts	Speed Car Stunts
SO	Snow Rescue Operations 2016	Snow Rescue Operations 2016	Snow Rescue Operations 2016
SW	Snow Blower Truck Simulator	Snow Blower Truck Simulator	Snow Blower Truck Simulator
TA	Transport Car Trailer	Transport Car Trailer	Transport Car Trailer
TK	T-Rex : The King Of Dinosaurs	T-Rex : The King Of Dinosaurs	T-Rex : The King Of Dinosaurs
RH	Revenge of Angry Rhino 3D	Revenge of Angry Rhino 3D	Revenge of Angry Rhino 3D
UO	Ultimate Ocean Predator 2016	Ultimate Ocean Predator 2016	Ultimate Ocean Predator 2016
UR	Urban Road Builders 3D	Urban Road Builders 3D	Urban Road Builders 3D
VF	Village Farmer	Village Farmer	Village Farmer
VR	Valentine Ride 2016	Valentine Ride 2016	Valentine Ride 2016

WA	Wolf Attack	Wolf Attack	Wolf Attack
WD	Wild Dog Simulator	Wild Dog Simulator	Wild Dog Simulator
WJ	Wild Hunter Jungle Shooting 3D	Wild Hunter Jungle Shooting 3D	Wild Hunter Jungle Shooting 3D
WI	Adventures of Wild Tiger	Adventures of Wild Tiger	Adventures of Wild Tiger
WP	Wolf Pack Attack 2016	Wolf Pack Attack 2016	Wolf Pack Attack 2016
WR	Warrior Dragon 2016	Warrior Dragon 2016	Warrior Dragon 2016
WS	Winter Snow Drive	Winter Snow Drive	Winter Snow Drive
ZB	Crazy Bike Stunts 3D	Crazy Bike Stunts 3D	Crazy Bike Stunts 3D
ZE	Zombie Escape Driving 3D	Zombie Escape Driving 3D	Zombie Escape Driving 3D
ZI	Zombie Death Drive	Zombie Death Drive	Infected City Drive
R0050	City Car Stunts	City Car Stunts	City Car Stunts
R0051	Angry Anaconda	Angry Anaconda	Angry Anaconda
R0052	Angry Shark	Angry Shark	Angry Shark
R0053	Ambulance Rescue Driving	Ambulance Rescue Driving	Ambulance Rescue Driving
R0100	Ultimate Elephant Rampage 3D	Ultimate Elephant Rampage 3D	Ultimate Elephant Rampage 3D
R0101	Top Car Stunts	Top Car Stunts	Top Car Stunts
R0102	Texas Wild Horse Race 3D	Texas Wild Horse Race 3D	Texas Wild Horse Race 3D
R0103	Racing In City 3D	Racing In City 3D	Racing In City 3D
R0104	Infected House:Zombie Shooting	Infected House:Zombie Shooting	Infected House:Zombie Shooting
R0105	Police Dog 3D : Crime Chase	Police Dog 3D : Crime Chase	Police Dog 3D : Crime Chase
R0106	Offroad Bike Adventure 2016	Offroad Bike Adventure 2016	Offroad Bike Adventure 2016
R0107	War Of Dragons 2016	War Of Dragons 2016	War Of Dragons 2016
R0108	Trucker Parking Reloaded 2016	Trucker Parking Reloaded 2016	Trucker Parking Reloaded 2016
R0109	Offroad Hill Limo Driving 3D	Offroad Hill Limo Driving 3D	Offroad Hill Limo Driving 3D
R0110	Ultimate Sea Monster 2016	Ultimate Sea Monster 2016	Ultimate Sea Monster 2016
R0111	Grand Truck Stunts 2016	Grand Truck Stunts 2016	Grand Truck Stunts 2016
R0112	Ultimate Gorilla Rampage 3D	Ultimate Gorilla Rampage 3D	Ultimate Gorilla Rampage 3D
R0113	Offroad Parking Challenge 3D	Offroad Parking Challenge 3D	Offroad Parking Challenge 3D
R0114	Angry Cat Vs. Mouse 2016	Angry Cat Vs. Mouse 2016	Angry Cat Vs. Mouse 2016
R0115	Ultimate Bike Rider 2016	Ultimate Bike Rider 2016	Ultimate Bike Rider 2016
R0116	Ultimate Lion Adventure 3D	Ultimate Lion Adventure 3D	Ultimate Lion Adventure 3D
R0117	Dino Cave	Dino Cave	Dino Cave
R0118	Angry Phoenix Revenge 3D	Angry Phoenix Revenge 3D	Angry Phoenix Revenge 3D
R0119	Car Dash 2016	Car Dash 2016	Car Dash 2016
R0120	Real Lion Adventure 3D	Ultimate Trucking 2016	Ultimate Trucking 2016
R0121	Real Wolf Adventure 3D	Ultimate Wolf Adventure 3D	Ultimate Wolf Adventure 3D
R0122	Ultimate Car Driver 2016	Ultimate Car Driver 2016	Ultimate Car Driver 2016
R0123	Shepherd Dog Simulator 3D	Shepherd Dog Simulator 3D	Shepherd Dog Simulator 3D
R0124	Crazy Goat Reloaded 2016	Crazy Goat Reloaded 2016	Crazy Goat Reloaded 2016
R0125	Zombies Rivalry 2016	Zombies Rivalry 2016	Zombies Rivalry 2016
R0126	Multi-storey Parking Mania 3D	Multi-storey Parking Mania 3D	Multi-storey Parking Mania 3D
R0127	Ultimate Car Parking 3D	Ultimate Car Parking 3D	Ultimate Car Parking 3D
R0128	Ultimate Monster 2016	Ultimate Monster 2016	Ultimate Monster 2016
R0129	Car Vs. Robots Demolition 2016	Car Vs. Robots Demolition 2016	Car Vs. Robots Demolition 2016
R0130	Shark.io	Shark.io	Shark.io
R0131	Coach to School 2016	Coach to School 2016	Coach to School 2016
R0132	Dinosaur Race 3D	Dinosaur Race 3D	Dinosaur Race 3D
R0133	Whirlpool Car Derby 3D	Whirlpool Car Derby 3D	Whirlpool Car Derby 3D
R0134	Flying Car Stunts 2016	Flying Car Stunts 2016	Flying Car Stunts 2016
R0135	Shoot that Alligator	Shoot that Alligator	Shoot that Alligator
R0136	Ultimate T-Rex Simulator 3D	Ultimate T-Rex Simulator 3D	Ultimate T-Rex Simulator 3D
R0137	Driving Academy Reloaded	Driving Academy Reloaded	Driving Academy Reloaded
R0138	Street Dog Simulator 3D	Street Dog Simulator 3D	Street Dog Simulator 3D
R0139	City RoofTop Stunts 2016	City RoofTop Stunts 2016	City RoofTop Stunts 2016
R0140	City Heroes 3D: Aliens War	City Heroes 3D: Aliens War	City Heroes 3D: Aliens War
R0141	City Drift Racer 2016	City Drift Racer 2016	City Drift Racer 2016
R0142	Dolphin Racing 3D	Dolphin Racing 3D	Dolphin Racing 3D
R0143	Hoverboard Stunts 2016	Hoverboard Stunts 2016	Hoverboard Stunts 2016
R0144	Wild Fox Adventures 2016	Wild Fox Adventures 2016	Wild Fox Adventures 2016
R0145	Modern Flying Truck Sim 3D	Modern Flying Truck Sim 3D	Modern Flying Truck Sim 3D
R0146	Shark Sniping 2016 / 2017	Shark Sniping 2016 / 2017	Shark Sniping 2016 / 2017
R0147	Dog Race & Stunts 2016	Dog Race & Stunts 2016	Dog Race & Stunts 2016
R0148	Monster Truck Derby 2016	Monster Truck Derby 2016	Monster Truck Derby 2016
R0149	Modern Car Parking 2016	Modern Car Parking 2016	Modern Car Parking 2016
R0150	Street Cat Sim 2016	Street Cat Sim 2016	Street Cat Sim 2016

R0151	Extreme Bike Trial 2016	Extreme Bike Trial 2016	Extreme Bike Trial 2016
R0152	Real Dragon Simulator 3D	Real Dragon Simulator 3D	Real Dragon Simulator 3D
R0153	Extreme Car Stunt Parking 2016	Extreme Car Stunt Parking 2016	Extreme Car Stunt Parking 2016
R0154	Go-Man Epic Revenge 2016	Go-Man Epic Revenge 2016	Go-Man Epic Revenge 2016
R0155	Flying Bike Real Rider 2016	Flying Bike Real Rider 2016	Flying Bike Real Rider 2016
R0156	Stunt Dog Simulator 3D	Stunt Dog Simulator 3D	Stunt Dog Simulator 3D
R0157	Parking Championship 2016	Parking Championship 2016	Parking Championship 2016
R0158	Angry Shark Adventures 3D	Angry Shark Adventures 3D	Angry Shark Adventures 3D
R0159	Monster Truck Rider 3D	Monster Truck Rider 3D	Monster Truck Rider 3D
R0160	Ultimate Knight 2016	Ultimate Knight 2016	Ultimate Knight 2016
R0161	City Cab Driver 2016	City Cab Driver 2016	City Cab Driver 2016
R0162	Creepy Clown Attack	Creepy Clown Attack	Creepy Clown Attack
R0163	Car Crash Derby 2016	Car Crash Derby 2016	Car Crash Derby 2016
R0164	Mermaid Dash 2016	Mermaid Dash 2016	Mermaid Dash 2016
R0165	Adventure Stunt Simulator	Adventure Stunt Simulator	Adventure Stunt Simulator
R0166	Cyborg City Rampage 2017	Cyborg City Rampage 2017	Cyborg City Rampage 2017
R0167	Commando Simulator 3D	Commando Simulator 3D	Commando Simulator 3D
R0168	Wolf Life Simulation 2017	Wolf Life Simulation 2017	Wolf Life Simulation 2017
R0169	American FireFighter 2017	American FireFighter 2017	American FireFighter 2017
R0170	Angry Fighter Attack	Angry Fighter Attack	Angry Fighter Attack
R0171	Park Like a Boss	Park Like a Boss	Park Like a Boss
R0172	Sled Dog Racing 2017	Sled Dog Racing 2017	Sled Dog Racing 2017
R0173	Snowmobile Crash Derby 3D	Snowmobile Crash Derby 3D	Snowmobile Crash Derby 3D
R0174	Robot Car Hero Sim 3D	Robot Car Hero Sim 3D	Robot Car Hero Sim 3D
R0175	Killer Clown Simulator 2017	Killer Clown Simulator 2017	Killer Clown Simulator 2017
R0176	Downhill Extreme Driving 2017	Downhill Extreme Driving 2017	Downhill Extreme Driving 2017
R0177	Super SnowCat Parking 2017	Super SnowCat Parking 2017	Super SnowCat Parking 2017
R0178	Forest Snow Leopard Sim	Forest Snow Leopard Sim	Forest Snow Leopard Sim
R0179	Gangster Revenge: Final Battle	Gangster Revenge: Final Battle	Gangster Revenge: Final Battle
R0180	Police Car Smash 2017	Police Car Smash 2017	Police Car Smash 2017
R0181	Legendary Stuntman Run	Legendary Stuntman Run	Legendary Stuntman Run
R0182	Angry Stick Fighter 2017	Angry Stick Fighter 2017	Angry Stick Fighter 2017
R0183	Car Destruction League	Car Destruction League	Car Destruction League
R0184	Angry Bull 2017	Angry Bull 2017	Angry Bull 2017
R0185	HERO Vs Mafia: Ultimate Battle	HERO Vs Mafia: Ultimate Battle	HERO Vs Mafia: Ultimate Battle
R0186	Extreme Drone Racing Stunts 3D	Extreme Drone Racing Stunts 3D	Extreme Drone Racing Stunts 3D
R0187	Tricky Wheels 2017	Tricky Wheels 2017	Tricky Wheels 2017
R0188	Horse Racing League 2017	Horse Racing League 2017	Horse Racing League 2017
R0189	Car Destruction 2017	Car Destruction 2017	Car Destruction 2017
R0190	Super Tiger Sim 2017	Super Tiger Sim 2017	Super Tiger Sim 2017
R0191	Amazing Car Parking Game	Amazing Car Parking Game	Amazing Car Parking Game
R0192	Futuristic Car Robot Rampage	Futuristic Car Robot Rampage	Futuristic Car Robot Rampage
R0501	Furious Mom	Furious Mom	Furious Mom

*	In some cases for specific games: (a) titles may be slightly different across platforms and/or (b) titles may not exist exist for specific platforms.